CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED
            ---------------------------------------------------------
               AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION
               --------------------------------------------------

                                 SCANSOFT, INC.
                                 A XEROX COMPANY

             GOLD DISK BUNDLING AGREEMENT: PAGIS(TM) SE & PAGIS PRO

This Agreement is between XEROX CORPORATION, THROUGH ITS CHANNELS GROUP ("BUYER"), a having its principal offices at East Rochester, New York and SCANSOFT, INC. ("SCANSOFT"), a Delaware corporation, having offices at 9 Centennial Drive, Peabody, MA 01960.


1.0      PREMISES

1.1 This Agreement applies only to the ScanSoft-brand software product(s) listed in Exhibit A (referred to collectively as the "SOFTWARE").

1.2 Buyer wishes to acquire a master copy of the Software and its documentation on disk (the "GOLD DISK"), produce copies of the Software and its associated documentation, combine such Software with other Products to create Bundled Solutions and to distribute such Bundled Solutions to Resellers and to End-Users.

1.3      DEFINITIONS:

         (a) "AGREEMENT" means this Gold Disk Bundling Agreement, including any exhibits or schedules attached hereto.

         (b) "PRODUCTS" means the Buyers products (hardware and/or other software) which are intended to be bundled with the Software as described in Exhibit B.

         (c) "RESELLER" means a customer who sublicenses the Software from Buyer solely for further sublicense, without modification, to End-User customers as part of one or more of the Bundled Solutions.

         (d) "END-USER" means a third-party customer to whom Buyer or its Reseller shall sublicense the Software as part of one or more of the Bundled Solutions for use other than further sublicense.

         (e) "MARKS" means any ScanSoft trademarks, logos, trade names, and identifying slogans which are licensed to Buyer under this Agreement. All Marks whether registered or not, are the exclusive or licensed property of ScanSoft.

         (f) "BUNDLED SOLUTIONS" means the integrated systems consisting of the Software as combined with Buyer's Products specified in Exhibit B.

1.4 It is a fundamental premise of this Agreement, that Buyer shall use the Software licensed hereunder with the Products to produce one or more of the Bundled Solutions. Buyer reserves the right to sell Products without the Software. Buyer shall not distribute the Software except as part of the Bundled Solutions.

2.0     LIMITATIONS

2.1 Buyer's sole relationship with ScanSoft shall be that of an independent contractor. Buyer shall make no warranties or representations, or assume or create any obligations, on ScanSoft's behalf except as may be expressly permitted in writing by ScanSoft. Each party shall be solely responsible for the actions of all their respective employees, agents and representatives.

2.2 Buyer has no distribution or other right to any ScanSoft-brand products, accessories, or supplies, either presently available or that become available, other than the Software listed in Exhibit A.

2.3 ScanSoft' right to sell through other channels. Buyer understands that ScanSoft presently markets its products, including the Software, throughout the world through various channels in addition to other OEM licensors and that ScanSoft may continue to market and license any or all of the Software and any associated services without any restrictions whatsoever. Nothing in this Agreement prohibits ScanSoft from entering into an agreement directly with distributees of the Buyer's Bundled Solutions, including End-Users.

3.0      ADDITIONAL RESPONSIBILITIES OF BUYER

3.1 MARKETING. Buyer shall advertise the Software as used in the Bundled Solutions in a commercially acceptable manner, conforming to all legal requirements and proper trademark usage (specified in Exhibit F). Each party agrees to participate, to the extent such participation is commercially reasonable, in product announcements and introductions sponsored by the other party in connection with the transactions contemplated hereby and in accordance with the joint marketing plan.

         3.1.1 "Pagis by ScanSoft" and/or the ScanSoft Software logo must be prominently displayed in all advertising, product literature, and in a conspicuous location on the Bundled Solutions packaging. ScanSoft will provide the artwork for the logo. Buyer will conform to the ScanSoft logo usage guidelines listed in Exhibit E.

         3.1.2 ScanSoft shall be included in the review and approval cycles for advertisements and brochures to ensure that Buyer is compliant with the logo and trademark usage guidelines.

         3.1.3 ScanSoft reserves the option to include on-screen or Try-n-Buy upgrade offers for other ScanSoft software products. 3.1.4 Buyer agrees to provide ScanSoft with access to all registered customers of Buyers Bundled Solutions at reasonable intervals not to exceed four (4) times per year, for direct mail upgrade purposes.

         3.1.5 Buyer will, if commercially practicable, issue a press release to coincide with the Bundled Solutions announcement that announces the inclusion of the ScanSoft Software in the Bundled Solution.

         3.1.6 Buyer shall provide ScanSoft, at no charge, at least two (2) units of the Bundled Solutions to be used for promotional activities.

         3.1.7 WEB SITES. Cross links between ScanSoft' and Buyer's web pages will, to the extent practicable, be created to further promote our strategic partnership.

3.2 Buyer shall not cause any advertising to be published, or make any representation (oral or written), which might mislead the public or which is detrimental to the goodwill of ScanSoft or the Software.

3.3 Buyer shall ensure that the Software will be sublicensed to a Reseller or End-User only under a written "shrink-wrapped" sublicense provided in Exhibit C.

3.4 ROYALTY FEES AND REPORTS. The Software shall be licensed at the fee(s) set forth in Exhibit A, subject to change by written agreement of the parties from time to time. All payments shall be made in United States dollars. The fee is payable to ScanSoft on each copy of Software made by Buyer regardless of how Buyer uses such copy, except that Buyer may use a reasonable agreed number of copies for demonstration purposes without paying a license fee.

         3.5.1 Buyer shall provide to ScanSoft, as specified in Exhibit A, a detailed statement, certified by an authorized representative of Buyer, setting forth the number of units of the Bundled Solutions on or in which copies of the Software were incorporated (regardless of whether any unit of Bundled Solution is actually placed into use) during the previously completed calendar quarter. The statement shall be accompanied by payment in full of the fees shown in Exhibit A to be payable.

         3.5.2 In the event that the Buyer fails to make any payment on or before the payment date, ScanSoft may require the Buyer to pay interest at a rate equal to the lesser of (i) ****% per month, compounded monthly, or (ii) the maximum rate permitted by applicable law. ScanSoft shall be entitled to recover all costs and expenses, including reasonable attorney's fees, incurred by it in connection with the enforcement of the terms of this agreement.

         3.5.3 In addition to the fee for any Software used by Buyer, Buyer shall be responsible for the payment of all sales, property, use, or excise taxes, duties or similar charges relating to the Software assessed by any government authority or regulatory agency. Upon execution of this Agreement, Buyer shall provide ScanSoft with copies of its resale exemption certificate(s). Personal property taxes assessable on the Software after delivery to the shipper are Buyer's responsibility.

3.6 AUDIT. ScanSoft shall have the right to inspect the records of Buyer on reasonable notice and during regular business hours to verify the reports and payments required to be made hereunder. Such records shall be maintained for a period of at least three (3) years from the date of creation of such record. The cost of such audit shall be borne by ScanSoft unless such audit reveals an error rate of five percent (5%) or more in favor of ScanSoft. Payment of any amount determined to be due as a result of such audit shall be made within thirty (30) days of receipt of ScanSoft' invoice therefor.

4.0      TECHNICAL SUPPORT

4.1 ScanSoft shall provide Buyer with technical support including, one initial product training session to be administered at ScanSoft facilities. Buyer shall then assume responsibility for such ongoing support and training as it requested by Buyer's customers with respect to the Software.

4.2 ScanSoft will provide technical support to Buyer's Customer Support, as it may be reasonably requested by Buyer, to fulfill its maintenance obligations to its Resellers and End-Users. Technical support shall include telephone support to Buyer's engineering staff on the operation, integration and utilization of the Software, and maintenance modifications and bug corrections for the Software to bring them into conformance with the specifications. There will be no charge to Buyer for this level of support, however for the purposes of providing support, Buyer shall furnish ScanSoft with two (2) units of each Buyer Product listed in Exhibit B. When a customer problem is determined by Buyer's Customer Support to be associated directly with the Software listed in Exhibit A, and resolution of the problem is not within the range of training received or knowledge accrued by Buyers Customer Support, Buyer's Customer Support may either contact ScanSoft's telephone support for assistance or refer the End-User directly to ScanSoft's Customer Support.

4.3 If customer problem is determined to be caused by a defect in media, Buyer shall issue a replacement media to the customer and Buyer agrees to pay for all associated costs incurred by such replacement, and ScanSoft shall have no liability arising out of or related to such customer problem.

5.0      END-USER REFERENCE MATERIALS

         ScanSoft hereby grants Buyer the right to draft End-User reference materials for its End-Users. Buyer shall have the right to incorporate portions of ScanSoft's copyrighted documentation regarding the Software into Buyer's materials, as long as all ScanSoft copyrights are preserved and ScanSoft copyright notices reproduced.

6.0      TITLE

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         Title and all rights of ownership to the Software, and all copies of all or any part thereof, are and remain with ScanSoft at all times. Buyer agrees to place ScanSoft's copyright notice (using the international copyright symbol) on each copy of Software made by Buyer. ScanSoft' copyright notice must be displayed on the packaging of the media containing the Software.

7.0      WARRANTIES

7.1 ScanSoft warrants that title to all Software shall be free and clear of all interests or claims of third parties.

7.2 The Software provided to Buyer herein is licensed "AS IS". ScanSoft shall warrant the Gold Disk to be free from known viruses and defects in materials and workmanship for a period of thirty (30) days from the date of acceptance. ScanSoft agrees to employ reasonable efforts and use commercially available virus checking means in the effort to detect and remove a virus from the Software. Buyer also agrees to employ reasonable efforts and use commercially available virus checking software to detect for a virus. If Buyer detects a virus then, ScanSoft must receive notice of any such known viruses or defects in media within thirty (30) days after delivery to Buyer. Buyer's failure to notify ScanSoft within thirty (30) days after delivery shall constitute final acceptance by Buyer. Under such warranty, ScanSoft' sole obligation shall be to replace the media which is defective or contains a known virus.

7.3 EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 7.1 -7.2, SCANSOFT MAKES NO OTHER WARRANTIES TO BUYER AND DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.4 End-User Warranty. At the time of licensing to the first End-User of each unit of the Software, Buyer, or its Reseller customers as Buyer's agreements with them shall require, shall offer as a minimum warranty, the then-current ScanSoft End-User Warranty for the Software set forth in Exhibit C herein (the "Software License Agreement") as the same may be modified by ScanSoft from time to time.

         7.4.1 All ScanSoft End-User Warranties are subject to change by ScanSoft upon thirty (30) days written notice to Buyer. Such changes shall only apply to all Software marketed after the expiration of the notice period.

8.0      LICENSE

8.1 LICENSE GRANT. ScanSoft hereby grants to Buyer, under ScanSoft' applicable patents, copyrights and other intellectual property rights, a nonexclusive, worldwide license to use the Software and reproduce copies in object code format only, onto the media form contained within a Bundled Solution and to distribute such copies with the Bundled Solutions sold, leased and/or licensed by Buyer. Each use of any given Software within any Bundled Solution must be identified separately in Exhibit B.

8.2 Buyer shall ensure that each copy of the Software is marketed with (1) the Software's user documentation, (2) the ScanSoft Software License Agreement, and (3) ScanSoft' Warranty Card. Buyer shall adhere to ScanSoft' specifications for the Software's user documentation when manufacturing such documentation. Any deviations from such specifications will require advance written approval from ScanSoft.

8.3 In association with the manufacture of the Bundled Solutions, Buyer may sublicense its right to reproduce copies of the Software and/or related documentation under the same Buyer terms and conditions established in this Agreement. In association with distribution of the Bundled Solutions, Buyer may sublicense its right to distribute copies, to its subsidiaries and Resellers. Buyer shall take appropriate measures to ensure that any software media containing the Software is free from viruses or media defects.

8.4 No other rights to the Software are granted by ScanSoft to Buyer under this Agreement. In particular, but not by way of limitation, Buyer shall have no right to create derivative works of the Software.

8.5 Buyer shall not modify the Software supplied hereunder in any way without the prior written consent of ScanSoft.

9.0      INFRINGEMENT INDEMNITY

9.1 ScanSoft will defend Buyer from, and pay any judgment for, direct infringement of any United States patent, trademark or copyright by any of the Software if Buyer promptly notifies ScanSoft in writing of any infringement assertion, and allows and assists ScanSoft to defend any infringement suit. ScanSoft shall not be liable for litigation expenses or settlements by other parties unless ScanSoft agrees in writing. If any infringement is asserted against ScanSoft or Buyer, ScanSoft, at its option, may obtain a license at no cost to Buyer, or modify or remove the Software, or substitute software. ScanSoft is not liable for any infringement due to the Software being made or modified to Buyer specifications or designs; modified other than by ScanSoft; used or sold in combination with any equipment, software or supplies not provided by ScanSoft; or used to produce images in violation of the proprietary rights of third parties. The liability of ScanSoft under this Section shall be limited in all instances to the total price of infringing Software acquired by Buyer. SCANSOFT MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY OF NONINFRINGEMENT AND HAS NO OTHER LIABILITY FOR INFRINGEMENT OR ANY DAMAGES THEREON.

9.2 The foregoing indemnity does not apply, and Buyer agrees to indemnify ScanSoft (including all costs and attorneys' fees), with respect to any claim brought against ScanSoft concerning patent or copyright infringement allegedly arising from: (1) the unauthorized combination or utilization by Buyer of any Software or (2) the unauthorized modification of any Software by Buyer; (3) any Software manufactured by ScanSoft to Buyer's specifications; (4) the production of images in violation of the proprietary rights of third parties.

         9.2.1 If ScanSoft is named as a party in any suit commenced on a claim under the circumstances set forth in Section 9.2, Buyer shall defend such suit, and ScanSoft shall assist Buyer (at Buyer's expense) in any reasonable manner. Buyer shall have sole control over the defense and all settlement negotiations.

10.0     GENERAL INDEMNITY

         Each party (the "indemnifying party") agrees, if promptly notified by the other and given the right to control the defense and approve any settlements thereof, to indemnify and hold harmless the other party hereto (the "indemnified party") from and against all claims or liabilities of third parties arising out of this Agreement and (1) attributable to personal injury (including death) or damage to tangible property and (2) proximately caused by the intentional, reckless, or negligent act or omission of the indemnifying party. Such indemnification shall include the payment of reasonable attorneys' fees and other costs incurred by the indemnified party in defending against such claims. The indemnifying party shall have no liability under the foregoing indemnity for incidental, consequential, indirect, or special damages, including but not limited to loss of profits.


11.0     LIMITATION OF REMEDIES

         THE MAXIMUM LIABILITY OF SCANSOFT TO BUYER, ITS EMPLOYEES, RESELLERS, AGENTS AND END-USERS, OR ANY OTHER PERSON CLAIMING UNDER BUYER FOR DIRECT DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SUCH LIABILITY ARISES FROM ANY CLAIM BASED UPON CONTRACT, WARRANTY, TORT OR OTHERWISE, SHALL IN NO EVENT EXCEED THE TOTAL AMOUNT PAID TO SCANSOFT BY BUYER FOR THE SOFTWARE GIVING RISE TO THE CLAIM. IN NO EVENT SHALL SCANSOFT BE LIABLE FOR LOST PROFITS, ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT, EVEN IN THE EVENT SCANSOFT HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.

12.0     CONFIDENTIAL INFORMATION

12.1 CONFIDENTIALITY. Subject to Section 12.2 below, all ScanSoft information which is marked proprietary, confidential or "ScanSoft or Xerox private data" and is made available to Buyer will be held in confidence by Buyer and will not be disclosed by it to third parties, or used by it, except to the extent authorized by this Agreement. If the information is provided orally or visually, ScanSoft will identify the disclosure as being proprietary or confidential at the time of disclosure and, within thirty (30) days thereafter, reduce it to writing and provide it to Buyer. Buyer may release such confidential information within its own organization on a need-to-know basis only. Buyer's obligations under this section shall survive the termination or expiration of this Agreement.

12.2 EXCEPTIONS. Buyer's obligation hereof shall terminate with respect to any particular portion of the ScanSoft information, other than software source code, (i) when Buyer can document that:

         (a) it was in the public domain at the time of ScanSoft' communication thereof to Buyer,
         (b) it entered the public domain through no fault of Buyer subsequent to the time of ScanSoft communication thereof to Buyer,
         (c) it was in Buyer's possession free of any obligation of confidence at the time of ScanSoft' communication thereof to Buyer, or
         (d) it was rightfully communicated to Buyer free of any obligation of confidence subsequent to the time of ScanSoft' communication thereof to Buyer;
         (e) it was developed by employees or agents of Buyer independently of and without reference to any ScanSoft information or other information that ScanSoft has disclosed in confidence to any third party;

         or (ii) when it is communicated by ScanSoft to a third party free of any obligation of confidence.

12.3 All materials furnished to Buyer by ScanSoft that are designated in writing to be the property of ScanSoft shall remain the property of ScanSoft and shall be returned to ScanSoft promptly at its request or upon the termination or expiration of this Agreement, with all copies made thereof.

12.4 All software object code delivered under this Agreement, whether marked to indicate confidentiality or not, shall be deemed confidential information. Reverse engineering, disassembly or reverse translation of the object code is not permitted. Further, reverse engineering, disassembly or reverse translation of the object code by Buyer, its employees or agents does not constitute independent development under
         Section 12.2(e).

13.0     TERM AND TERMINATION

13.1 TERM AND RENEWAL. This Agreement is effective upon the date of execution by ScanSoft and Buyer. Subject to the termination provisions set forth in this Agreement, the initial term shall run through December 31 of the first full calendar year following the Agreement execution date. This Agreement may be renewed for successive one-year periods by mutual consent of the parties. Silence shall be interpreted as consent to renew.

13.2 NONRENEWAL. Either party may decline to renew this Agreement at its sole discretion by written notification to the other party at least ninety (90) days prior to the effective date of expiration.

13.3 TERMINATION FOR BUSINESS REASONS. Either party may terminate this Agreement based upon its own business reasons and objectives notwithstanding that the other party is not then in default of its obligations hereunder. In this circumstance, the termination party shall give the other party written notice of termination at least ninety (90) days in advance.

13.4 TERMINATION FOR BREACH. Either party may terminate this Agreement if a breach (other than one under Section 13.5 below) by the other party remains uncured thirty (30) days after written notice of such breach.

13.5 BREACHES PROVIDING GROUNDS FOR IMMEDIATE TERMINATION. ScanSoft shall have the right to immediately terminate this Agreement if Buyer breaches the provisions of this Agreement regarding: (1) ScanSoft confidential information; (2) the unauthorized license or marketing of ScanSoft Software, or (3) the assignment by Buyer of any rights under this Agreement.

14.0     EFFECT OF TERMINATION

14.1 Termination or nonrenewal by either party shall not relieve the other party of its obligation to make any and all payments due under this Agreement. All monies due to ScanSoft from Buyer shall become immediately due and payable upon any termination.

14.2 Termination or nonrenewal shall not relieve either party of obligations incurred prior to termination or expiration or of obligations which by their nature or term survive termination or expiration.

14.3 Upon termination or expiration, Buyer shall (1) immediately stop production and distribution of the Software (2) cease using the name "ScanSoft, Inc." or "ScanSoft" and any Marks; (3) inform ScanSoft of all technical, advertising, promotional, and marketing materials, and all confidential ScanSoft information, that were supplied to Buyer by ScanSoft and that then remain in Buyer's possession and return that portion of these materials that is requested by ScanSoft in writing; and (4) take appropriate steps to remove or correct all materials that identify Buyer as a OEM licensor of ScanSoft Software.

         14.3.1 Upon termination or expiration, Buyer shall destroy any ScanSoft software contained in all types of computer memory and all relevant materials and shall so warrant in writing to ScanSoft within thirty (30) days of termination or expiration, except that Buyer may retain one (1) copy of the Software only for the purposes of providing its customers with ongoing support. Buyer may distribute any paid-for Software in its possession after termination or expiration.

15.0     GENERAL

15.1 NOTICES. All notices or demands required under this Agreement shall be in writing and made by personal service, sent via certified mail return receipt requested, by electronic mail via the Xerox intranet or by facsimile with confirmation of transmission to the address of the receiving party as set forth in this Agreement (or such different address as either party may designate by notifying the other party in writing).

15.2 ASSIGNMENT. Buyer shall not assign, transfer, or sell any of its rights, or delegate any of its responsibilities under this Agreement without ScanSoft' prior written consent. ScanSoft may assign this Agreement only to a third party in connection with a merger, consolidation or joint venture, or to a third party upon a sale or transfer of substantially all of ScanSoft' business assets or substantially all of the assets of a division or group responsible for the Software.

15.3 GOVERNING LAW. This Agreement shall be interpreted in accordance with the laws of the Commonwealth of Massachusetts.

15.4 DISPUTES. The parties will first endeavor to informally resolve all disputes between them prior to resorting to arbitration under this Section. In any event that the parties are unable to informally resolve any material dispute, it will be submitted to a Senior Xerox Executive who has operational management responsibility for both ScanSoft and Buyer.

15.5 NO IMPLIED WAIVERS. Failure of either party to require strict performance by the other party of any provision shall not affect the first party's right to require strict performance thereafter. Waiver by either party of a breach of any provision shall not waive either the provision itself or any subsequent breach.

15.6 SEVERABILITY. A judicial determination that any provision of this Agreement is invalid in whole or part shall not affect the enforceability of other provisions.

15.7 EXPORT CONTROL. Buyer shall not export any Software or technical data obtained from ScanSoft hereunder to any country for which the United States of America or any agency thereof requires, at the time of export, an export license or any other governmental approval without first obtaining such license or approval.

15.8 ENTIRE AGREEMENT. This Agreement, along with those documents incorporated by reference, constitute the entire agreement between the parties concerning the subject matter hereof, superseding all previous agreements, proposals, representations, or understandings, whether oral or written. Modifications of this Agreement must be in writing and signed by authorized representatives of both parties.


IN WITNESS WHEREOF, the parties have executed this Agreement on the dates shown below.

SCANSOFT, INC.                            BUYER:    XEROX CORP. - CHANNELS GROUP


By:      /S/ WAYNE CRANDALL               By:     /S/ SUSAN BYRD
         ---------------------------              ------------------------------
Name:    WAYNE CRANDALL                   Name:   SUSAN BYRD
         ---------------------------              ------------------------------
Title:   V. P. SALES                      Title:  V.P.G.M.
         ---------------------------              ------------------------------
Date:    JUNE 29, 1998                    Date:   JUNE 24, 1998
         ---------------------------              ------------------------------

Address:   9 CENTENNIAL DRIVE             Address:
         ---------------------------              ------------------------------
           PEABODY, MA  01960
         ---------------------------              ------------------------------
           USA
         ---------------------------              ------------------------------


Phone:     508-977-2000                   Phone:       716-264-2558
         ---------------------------              ------------------------------
Fax:       508-977-2425                   Fax:         716-383-9320
         ---------------------------              ------------------------------

                                    SCANSOFT
                          GOLD DISK BUNDLING AGREEMENT

                                    EXHIBIT A
                              SOFTWARE AND PRICING


**** ROYALTIES:
--------------
     Upon the execution of this Agreement, Buyer shall pay to ScanSoft a **** in the amount of $****, as **** royalties according to the Royalty Schedule set forth below.



ROYALTY SCHEDULE:
----------------
     Buyer shall pay a per-copy royalty on each copy of the Software made by Buyer according to the following schedule:

------------------------------------------------------------------------------
               SOFTWARE               PLATFORM    ANNUAL QUANTITY    UNIT FEE
                                                                      ($US)
------------------------------------------------------------------------------

     Pagis SE/ TextBridge Pro 3.0        PC          **** units       $****
     Pagis SE/TextBridge Pro 3.0         PC          **** units       $****

              Pagis PRO                                 N/A           $****
------------------------------------------------------------------------------

                           QUARTERLY PAYMENT SCHEDULE:
                           --------------------------

     Buyer shall provide to ScanSoft within fifteen (15) days after the end of each calendar quarter a detailed statement setting forth the number of units of the Bundled Solutions on or in which copies of the Software were incorporated (regardless of whether any unit of Bundled Solution is actually placed into use) during the previously completed calendar quarter. This statement must be accompanied by payment in full of the fees shown above. Buyer shall use its best efforts to meet the Expected Quantity listed above.


PLEASE REMIT PAYMENT FOR INVOICES TO:        OR FOR PAYMENT VIA ELECTRONIC FUNDS
                                             TRANSFER TO:

ScanSoft, Inc.                               ScanSoft, Inc.
Attn:  Accounts Receivable                   C/O Bank of Boston
9 Centennial Drive                           100 Federal Street
Peabody, MA 01960  USA                       Boston, MA 02110  USA
                                             Account Number:    522-89765



*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    SCANSOFT
                          GOLD DISK BUNDLING AGREEMENT

                                    EXHIBIT B
                                BUYER'S PRODUCTS



BUYER'S PRODUCT:


DESCRIPTION:



EXPECTED FCS:

                                    SCANSOFT
                          GOLD DISK BUNDLING AGREEMENT
                                    EXHIBIT C
                  STANDARD END-USER SOFTWARE LICENSE AGREEMENT

                                 SCANSOFT, INC.
                               A SCANSOFT COMPANY

                           END-USER LICENSE AGREEMENT

-------------------------------------------------------------------------------
THE SOFTWARE IS LICENSED, NOT SOLD, AND AVAILABLE FOR USE ONLY UNDER THE TERMS OF THIS LICENSE AGREEMENT. PLEASE READ THIS AGREEMENT CAREFULLY. BY INSTALLING, COPYING, OR OTHERWISE USING THE SOFTWARE, YOU AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT.
-------------------------------------------------------------------------------

This ScanSoft, Inc. ("SCANSOFT") End User License Agreement accompanies a ScanSoft software product and related explanatory written materials ("SOFTWARE"). The term "Software" shall also include any modified versions or updates of the Software licensed to you by ScanSoft, but does not include source code for the ScanSoft software product. This copy of the Software is licensed to you as the end user.

1. LICENSE GRANT. Provided that you agree to the following terms and conditions, ScanSoft grants to you a nonexclusive license to:

     Install and use one copy of the Software on a single computer;

     Store or install a copy of the Software on a storage device such as a network server, used only to install or run the Software on your other computers over an internal network, however, you must acquire and dedicate a license for each separate computer on which the Software is installed or run from the storage device. A license for the Software may not be shared or used concurrently on different computers; and

     Make a single copy of the Software solely for archival purposes.

     MULTIPLE LICENSE PACK. If you have paid for a Multiple License Pack, you may make additional copies of the Software up to the number of licenses purchased, and you may use each copy in the manner specified above.

2. TERMINATION. Without prejudice to any other rights, ScanSoft may terminate this Agreement if you fail to comply with the terms and conditions of this Agreement. In such event, you must destroy all copies of the Software.

3. RENT/TRANSFER. You may not rent, lease, or sublicense the Software. You may, however, transfer all your rights to use the Software to another person or entity, provided (1) the third party receives a copy of this Agreement and agrees to be bound by its terms and conditions, and (2) you erase or destroy all other copies of the Software, (3) you at all times comply with all applicable United States export control laws and regulations, and (4) if the Software is an upgrade, any transfer must include all prior versions of the Software.

4. COPYRIGHT. The Software is owned by ScanSoft and its suppliers, and the Software structure, organization and code are the valuable assets of ScanSoft and its suppliers. The Software is also protected by United States Copyright Law (Title 17, U.S. Code) and certain International Treaty provisions. You agree not to modify, adapt, translate, reverse engineer, decompile, disassemble or otherwise attempt to discover the source code of the Software. Except as stated in Section 1 above, this Agreement does not grant you any intellectual property rights in the Software. Therefore, you must treat the Software like any other copyrighted material. You may not copy the printed materials accompanying the Software.

5. NO WARRANTY. The Software is being delivered to you "AS IS". SCANSOFT AND ITS SUPPLIERS DO NOT AND CANNOT WARRANT THE PERFORMANCE OR RESULTS YOU MAY OBTAIN BY USING THE SOFTWARE OR DOCUMENTATION. SCANSOFT AND ITS SUPPLIERS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO NONINFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT WILL SCANSOFT OR ITS SUPPLIERS BE LIABLE TO YOU FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES, INCLUDING ANY LOST PROFITS OR LOST SAVINGS, EVEN IF A SCANSOFT REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY THIRD PARTY. Some states or jurisdictions do not allow the exclusion or limitation of incidental, consequential or special damages, or the exclusion of implied warranties or limitations on how long an implied warranty may last, so the above limitations may not apply to you.

6. GOVERNING LAW AND GENERAL PROVISIONS. This Agreement will be governed by the laws of the State of Massachusetts U.S.A., excluding the application of its conflicts of law rules. This Agreement will not be governed by the United Nations Convention on Contracts for the International Sale of Goods, the application of which is expressly excluded. If any part of this Agreement is found void and unenforceable, it will not affect the validity of the balance of the Agreement, which shall remain valid and enforceable according to its terms. You agree that the Software will not be shipped, transferred or exported into any country or used in any manner prohibited by the United States Export Administration Act or any other export laws, restrictions or regulations. This Agreement shall automatically terminate upon failure by you to comply with its terms. This Agreement may only be modified in writing signed by an authorized officer of ScanSoft.

7. U.S. GOVERNMENT RESTRICTED RIGHTS. The Software and documentation are provided with RESTRICTED RIGHTS. If this product is acquired under the terms of a: GSA contract- Use, reproduction or disclosure is subject to the restrictions set forth in the applicable ADP Schedule contract; DoD contract- Use, duplication or disclosure by the Government is subject to restrictions as set forth in subparagraph (c) (1) (ii) of 252.227-7013; Civilian agency contract- Use, reproduction, or disclosure is subject to 52.227-19 (a) through (d) and restrictions set forth in the accompanying end user agreement. Unpublished-rights reserved under the copyright laws of the United States.

     ScanSoft, Inc., 9 Centennial Drive, Peabody, MA  01960  USA
     ScanSoft, , TextBridge and Pagis are trademarks of either ScanSoft, Inc. or Xerox Corporation and may be registered in certain jurisdictions.

     (c) 1997 ScanSoft, Inc. All rights reserved.      0697-td-license\scansoft_lics1.

                                    SCANSOFT
                          GOLD DISK BUNDLING AGREEMENT

                                    EXHIBIT D
           LABEL INFORMATION & MATERIALS SPECIFICATIONS FOR CD VERSION

                                (TO BE PROVIDED)

                                    SCANSOFT
                          GOLD DISK BUNDLING AGREEMENT

                                    EXHIBIT E
                              LOGO USAGE GUIDELINES

                                (TO BE PROVIDED)

                                    SCANSOFT
                          GOLD DISK BUNDLING AGREEMENT

                                    EXHIBIT F
                           TRADEMARK USAGE GUIDELINES



The following footnote should appear on all material which bear ScanSoft Trademarks.

Pagis(TM) is a Trademark of the ScanSoft Corporation.

                                  AMENDMENT #1
                                     TO THE
             GOLD DISK BUNDLING AGREEMENT: PAGIS(TM) SE & PAGIS PRO

AMENDMENT NO. 1 to the GOLD DISK BUNDLING AGREEMENT: PAGIS(TM) SE & PAGIS PRO ("THE AGREEMENT"), dated, July 10, 1997 between Xerox Corporation through its Channels Group ("XEROX"), having offices at East Rochester, New York, and SCANSOFT, INC. ("SCANSOFT"), having offices at 9 Centennial Drive, Peabody, MA, 01960. Terms not otherwise defined herein are used herein as defined in the GOLD DISK BUNDLING AGREEMENT: PAGIS (TM) SE & PAGIS PRO.

WHEREAS, ScanSoft and Xerox desire to provide certain modification to the Agreement. NOW, THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.0 PREMISES. ScanSoft and Xerox agree to incorporate into the Agreement the addition of new licensed software (TextBridge Pro 98) and its corresponding royalty schedule listed below. The TextBridge Pro 98 software shall be bound by the same terms and conditions and will be collectively referred to as the ("SOFTWARE") in both the Agreement and this Amendment unless specifically called out. Xerox may bundle TextBridge Pro with any Xerox's scanners models.

2.0 TERM. This Amendment is effective upon the date of execution by ScanSoft and Xerox. The term covered by License Grant in this Amendment shall be consistent with, and subject to, the Term and Termination provisions outlined in the Agreement.

3.0 LICENSE GRANT. During the term of this Amendment, ScanSoft hereby grants to Xerox, under ScanSoft's applicable patents, copyrights and other intellectual property rights, a nonexclusive worldwide license to use the Software and reproduce copies in object code format only, onto the media upon which a Product is distributed and to distribute such copy within the Products sold, leased and/or licensed by Xerox.

4.0 ROYALTY FEES. Prepaid Royalties: In consideration of the above License Grant and upon the execution of this Amendment, Xerox shall pay to ScanSoft a **** in the amount of $****, for **** units, as prepaid royalties according to the Royalty Schedule set forth below.

ROYALTY SCHEDULE:

     Xerox shall pay a per-copy royalty on each copy of the Software made by Xerox according to the following schedule:

------------------------------------------------------------------------------
        SOFTWARE         PLATFORM      EXPECTED ANNUAL QUANTITY     UNIT FEE
                                                                     ($US)
------------------------------------------------------------------------------

   TextBridge Pro 98        PC                   ****                $****
------------------------------------------------------------------------------

Except as specified herein, the Agreement shall remain as stated. In the event of a conflict between the terms and conditions of the Agreement and this Amendment, the Amendment shall control.

IN WITNESS WHEREOF, duly authorized representatives of ScanSoft and Xerox have executed this Amendment.

SCANSOFT, INC.                             XEROX  CORPORATION

By: /S/ WAYNE CRANDALL                     By: /S/ SUSAN BYRD
   ----------------------------               ---------------------------------
Name: WAYNE CRANDALL                       Name: SUSAN BYRD
     --------------------------                 -------------------------------

Title: VICE PRESIDENT                      Title: V.P./G.M.
      -------------------------                  ------------------------------

Date: OCTOBER 23, 1998                     Date: OCTOBER 22, 1998
     --------------------------                 -------------------------------


*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  AMENDMENT #2
                                     TO THE
             GOLD DISK BUNDLING AGREEMENT: PAGIS(TM) SE & PAGIS PRO

AMENDMENT NO. 2 to the GOLD DISK BUNDLING AGREEMENT: PAGIS(TM) SE & PAGIS PRO ("THE AGREEMENT"), dated, July 10, 1997 between Xerox Corporation through its Channels Group ("XEROX"), having offices at East Rochester, New York, and SCANSOFT, INC. ("SCANSOFT"), having offices at 9 Centennial Drive, Peabody, MA, 01960. Terms not otherwise defined herein are used herein as defined in the GOLD DISK BUNDLING AGREEMENT: PAGIS (TM) SE & PAGIS PRO.

WHEREAS, ScanSoft and Xerox desire to provide certain modification to the Agreement and Amendment No. 1 dated October 23, 1998. NOW, THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.0 PREMISES. ScanSoft and Xerox agree to incorporate into the Agreement the addition of new Xerox Products and their corresponding royalty schedule listed below. For purposes of this Amendment, ("PRODUCTS") shall be specifically defined as the Xerox models ****. Xerox may add other hardware devise models to the Products listed upon prior written notice to ScanSoft.

2.0 TERM. This Amendment is effective upon the date of execution by ScanSoft and Xerox. The term covered by License Grant in this Amendment shall be consistent with, and subject to, the Term and Termination provisions outlined in the Agreement.

3.0 LICENSE GRANT. During the term of this Amendment, ScanSoft hereby grants to Xerox, under ScanSoft's applicable patents, copyrights and other intellectual property rights, a nonexclusive worldwide license to use the Software and reproduce copies in object code format only, onto the media upon which a Product is distributed and to distribute such copy within the Products sold, leased and/or licensed by Xerox.

4.0 ROYALTY FEES. In consideration of the above License Grant and upon the execution of this Amendment, Xerox shall pay to ScanSoft a **** in the amount of $****, as prepaid royalties according to the Royalty Schedule set forth below.


ROYALTY SCHEDULE:
----------------
     Xerox shall pay a per-copy royalty on each copy of the Software made by Xerox according to the following schedule:

----------------------------------------------------------------------------------------------

              SOFTWARE                  PLATFORM    EXPECTED ANNUAL QUANTITY    UNIT FEE ($US)
----------------------------------------------------------------------------------------------

Pagis Pro 2.0 and TextBridge Pro 3.0       PC                 ****                  $****
for Win 3.x users (see detail below)
----------------------------------------------------------------------------------------------


SOFTWARE DESCRIPTION:     **** shall contain: **** and **** for ****
                          and **** and **** and ****.

                          **** shall contain:  ****

                          **** shall contain:  **** in **** (**** per ****.


DELIVERY:                 ****

PAYMENT TERMS:            ****

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NOTE: Unit Fee royalty rates stated above are applicable to the specific product models listed in section 1.0. For all other models the royalty shall remain as stated in the Agreement.


Except as specified herein, the Agreement shall remain as stated. In the event of a conflict between the terms and conditions of the Agreement or Amendment No. 1 and this Amendment, this Amendment (Amendment No. 2) shall control.

IN WITNESS WHEREOF, duly authorized representatives of ScanSoft and Xerox have executed this Amendment.


SCANSOFT, INC.                              XEROX  CORPORATION

By: /S/ WAYNE CRANDALL                      By: /S/ GEORGE HERBERT
   ----------------------------                --------------------------------
Name: WAYNE CRANDALL                        Name: GEORGE D. HERBERT
     --------------------------                  ------------------------------
Title: V.P. SALES                           Title: V.P./G.M.
      -------------------------                   -----------------------------
Date: DECEMBER 22, 1998                     Date: DECEMBER 22, 1998
     --------------------------                  ------------------------------

                                  AMENDMENT #3
                                     TO THE
             GOLD DISK BUNDLING AGREEMENT: PAGIS(TM) SE & PAGIS PRO

AMENDMENT NO. 3 to the GOLD DISK BUNDLING AGREEMENT: PAGIS(TM) SE & PAGIS PRO ("THE AGREEMENT"), dated, July 10, 1997 between Xerox Corporation through its Channels Group ("XEROX"), having offices at East Rochester, New York, and SCANSOFT, INC. ("SCANSOFT"), having offices at 9 Centennial Drive, Peabody, MA, 01960. Terms not otherwise defined herein are used herein as defined in the GOLD DISK BUNDLING AGREEMENT: PAGIS (TM) SE & PAGIS PRO.

WHEREAS, ScanSoft and Xerox desire to provide certain modification to the Agreement, Amendment No. 1 dated October 23, 1998, Amendment No. 2 dated December 22, 1998. NOW, THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.0 PREMISES. ScanSoft and Xerox agree to incorporate into the Agreement the addition of new Xerox Products and their corresponding royalty schedule listed below. For purposes of this Amendment, ("PRODUCTS") shall be specifically defined as the Xerox model: ****. Xerox may add other hardware devise models to the Products listed upon prior written notice to ScanSoft.

2.0 TERM. This Amendment is effective upon the date of execution by ScanSoft and Xerox. The term covered by License Grant in this Amendment shall be consistent with, and subject to, the Term and Termination provisions outlined in the Agreement.

3.0 LICENSE GRANT. During the term of this Amendment, ScanSoft hereby grants to Xerox, under ScanSoft's applicable patents, copyrights and other intellectual property rights, a nonexclusive worldwide license to use the Software and reproduce copies in object code format only, onto the media upon which a Product is distributed and to distribute such copy within the Products sold, leased and/or licensed by Xerox.

4.0 ROYALTY FEES. In consideration of the above License Grant and upon the execution of this Amendment, Xerox shall pay to ScanSoft a **** in the amount of $****, as prepaid royalties according to the Royalty Schedule set forth below.

ROYALTY SCHEDULE:
----------------
     Xerox shall pay a per-copy royalty on each copy of the Software made by Xerox according to the following schedule:

-----------------------------------------------------------------------------------------------------

                SOFTWARE                   PLATFORM     EXPECTED ANNUAL QUANTITY      UNIT FEE ($US)
-----------------------------------------------------------------------------------------------------

  Pagis Pro 2.0 and TextBridge Pro 3.0        PC                  ****                    $****
  for Win 3.x users (see detail below)
-----------------------------------------------------------------------------------------------------


SOFTWARE DESCRIPTION:     **** shall contain: **** and **** for ****
                          and **** and **** and **.

                          **** shall contain:  ****

                          **** shall contain:  **** in **** (**** per ****.

DELIVERY:                 ****

PAYMENT TERMS:            ****

NOTE: Unit Fee royalty rates stated above are applicable to the specific product models listed in section 1.0. For all other models the royalty shall remain as stated in the Agreement.

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Except as specified herein, the Agreement shall remain as stated. In the event of a conflict between the terms and conditions of the Agreement, Amendment No. 1 or Amendment No. 2 and this Amendment, then this Amendment (Amendment No. 3) shall control.

IN WITNESS WHEREOF, duly authorized representatives of ScanSoft and Xerox have executed this Amendment.


SCANSOFT, INC.                                XEROX  CORPORATION

By: /S/ WAYNE CRANDALL                        By: /S/ SUSAN BYRD
   -----------------------------------           -------------------------------
Name: WAYNE CRANDALL                          Name: SUSAN BYRD
     ---------------------------------             -----------------------------
Title: V.P. SALES                             Title:
      --------------------------------              ----------------------------
Date: JANUARY 5, 1998                         Date: DECEMBER 18, 1998
     ---------------------------------             -----------------------------

                                  AMENDMENT #4
                                     TO THE
             GOLD DISK BUNDLING AGREEMENT: PAGIS(TM) SE & PAGIS PRO

AMENDMENT NO. 4 to the GOLD DISK BUNDLING AGREEMENT: PAGIS(TM) SE & PAGIS PRO ("THE AGREEMENT"), dated, July 10, 1997 between Xerox Corporation through its Channels Group ("XEROX"), having offices at East Rochester, New York, and SCANSOFT, INC. ("SCANSOFT"), having offices at 9 Centennial Drive, Peabody, MA, 01960. Terms not otherwise defined herein are used herein as defined in the GOLD DISK BUNDLING AGREEMENT: PAGIS (TM) SE & PAGIS PRO.

WHEREAS, ScanSoft and Xerox desire to provide certain modification to the Agreement, Amendment No. 1 dated October 23, 1998, Amendment No. 2 dated December 22, 1998, and Amendment No.3 dated January 5, 1999. NOW, THEREFORE, in consideration of the foregoing and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.0 PREMISES. ScanSoft and Xerox agree to incorporate into the Agreement the addition of new ScanSoft licensed Software (**** as an **** of **** software) and its corresponding royalty schedule listed below. For purposes of this Amendment, ("PRODUCTS") shall be specifically defined as the Xerox model: ****. Xerox may add other hardware devise models to the Products listed upon prior written notice to ScanSoft. Xerox **** the **** except as **** of **** software combined with the Product.

2.0 TERM. This Amendment is effective upon the date of execution by ScanSoft and Xerox. The term covered by License Grant in this Amendment shall be consistent with, and subject to, the Term and Termination provisions outlined in the Agreement.

3.0 LICENSE GRANT. During the term of this Amendment, ScanSoft hereby grants to Xerox, under ScanSoft's applicable patents, copyrights and other intellectual property rights, a nonexclusive worldwide license to use the Software and reproduce copies in object code format only, onto the media upon which a Product is distributed and to distribute such copy within the Products sold, leased and/or licensed by Xerox.

4.0 ROYALTY FEES. In consideration of the above License Grant and upon the execution of this Amendment, Xerox shall pay to ScanSoft a **** in the amount of $****, as prepaid royalties according to the Royalty Schedule set forth below.

ROYALTY SCHEDULE:
----------------

     Xerox shall pay a per-copy royalty on each copy of the Software made by Xerox according to the following schedule:

--------------------------------------------------------------------------------------------------------------------

                SOFTWARE                   PLATFORM           EXPECTED ANNUAL QUANTITY           UNIT FEE ($US)
--------------------------------------------------------------------------------------------------------------------

 TextBridge API as provided within the        PC                        ****                         $****
 WordCraft Fax Software Application
--------------------------------------------------------------------------------------------------------------------

PAYMENT TERMS:            ****

Except as specified herein, the Agreement shall remain as stated. In the event of a conflict between the terms and conditions of the Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 and this Amendment, then this Amendment (Amendment No. 4) shall control.

IN WITNESS WHEREOF, duly authorized representatives of ScanSoft and Xerox have executed this Amendment.

SCANSOFT, INC.                             XEROX  CORPORATION

By: /S/ WAYNE CRANDALL                     By: /S/ SUSAN P. BYRD
   ----------------------------               ---------------------------------
Name: WAYNE CRANDALL                       Name: SUSAN P. BYRD
     --------------------------                 -------------------------------
Title: VICE PRESIDENT SALES                Title: VPMG, XCG
      -------------------------                  ------------------------------
Date: JANUARY 12, 1999                     Date: JANUARY 12, 1999
     --------------------------                 -------------------------------

*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.